________________________________________________________________
                    Table of Contents

     ________________________________________________________________

     USAA Family of Funds..................................... 1
     Message from the President............................... 2
     Investment Review:
          Texas Tax-Free Income Fund.......................... 4
          Texas Tax-Free Money Market Fund.................... 9
     Financial Information:
          Statements of Assets and Liabilities................13
          Portfolios of Investments in Securities:
               Texas Tax-Free Income Fund.....................15
               Texas Tax-Free Money Market Fund...............18
          Notes to Portfolios of Investments in Securities....21
          Statements of Operations............................22
          Statements of Changes in Net Assets.................23
          Notes to Financial Statements.......................24
    __________________________________________________________________


                       Important Information:


Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined."
One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Funds.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:
          USAA Investment Management Company
          Attn: Report Mail
          9800 Fredericksburg Road
          San Antonio, TX 78284-8916
or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Texas Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the funds.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (copyright)1996, USAA. All rights reserved.



                   USAA FAMILY OF FUNDS PERFORMANCE SUMMARY

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of September 30, 1996.

______________________________________________________________________________________________
                                                   Average Annual Total Return*
______________________________________________________________________________________________
     Investment                       Inception                                     Since
     Objective                            Date        1 yr      5 yrs    10 yrs    Inception
______________________________________________________________________________________________
Capital Appreciation

Aggressive Growth                      10/19/81      33.19     16.98    14.08        -
Emerging Markets(1)                     11/7/94      10.41       -        -         4.96
Gold(1)                                 8/15/84       1.19      7.93     2.40        -
Growth                                   4/5/71      14.86     13.79    12.67        -
Growth & Income                          6/1/93      18.80       -        -        14.61
International(1)                        7/11/88      15.03     12.73      -        10.21
S&P 500 Index(4)                         5/1/96        -         -        -         7.76 ++
World Growth(1)                         10/1/92      14.79       -        -        13.01
______________________________________________________________________________________________
Asset Allocation

Balanced Strategy                        9/1/95       9.32       -         -        8.97
Cornerstone Strategy(1)                 8/15/84      14.28     12.30     10.57       -
Growth and Tax Strategy(2)**            1/11/89      12.63      9.89       -        9.77
Growth Strategy(1)                       9/1/95      25.37       -         -       23.43
Income Strategy                          9/1/95       5.08       -         -        6.13
______________________________________________________________________________________________

Income - Taxable

GNMA                                     2/1/91       3.98      6.92       -        7.43
Income                                   3/4/74       3.26      7.76      9.17       -
Income Stock                             5/4/87      12.73     12.41       -       12.03
Short-Term Bond                          6/1/93       5.60       -         -        5.29
_______________________________________________________________________________________________

Income - Tax Exempt

Long-Term(2)**                          3/19/82       6.91      7.06      7.52       -
Intermediate-Term(2)**                  3/19/82       5.43      7.02      7.12       -
Short-Term(2)**                         3/19/82       4.51      5.04      5.49       -
California Bond(2)**                     8/1/89       8.34      7.34       -        7.52
Florida Tax-Free Income(2)**            10/1/93       7.30       -         -        3.17
New York Bond(2)**                     10/15/90       6.34      6.80       -        8.29
Texas Tax-Free Income(2)**               8/1/94       8.56       -         -        9.23
Virginia Bond(2)**                     10/15/90       6.98      7.34       -        8.15
_______________________________________________________________________________________________

Money Market

Money Market(3)                          2/2/81       5.33      4.38      5.85     -
Tax Exempt Money Market(2),(3)**         2/6/84       3.45      3.09      4.23     -
Treasury Money Market Trust(3)           2/1/91       5.18      4.16       -      4.28
California Money Market(2),(3)**         8/1/89       3.37      2.98       -      3.65
Florida Tax-Free Money Market(2),(3)**  10/1/93       3.34       -         -      2.99
New York Money Market(2),(3)**         10/15/90       3.35      2.82       -      3.06
Texas Tax-Free Money Market(2),(3)**     8/1/94       3.31       -         -      3.32
Virginia Money Market(2),(3)**         10/15/90       3.24      2.91       -      3.20
_________________________________________________________________________________________


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
(4) S&P 500(registered trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
**  IRAs are not available for tax-exempt funds. The Growth and Tax
    Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.
++  Cumulative total return since inception.








(A photo of Michael J.C. Roth, President and Vice Chairman of the Board, appears here)


I am writing this message in late October and every day it seems someone asks what effect the election will have on the financial markets. My frank answer is that I don't know. What I prefer to talk about are things that concern me about the markets and things that give me hope.

My greatest concern is the promises we as a nation have made to our citizens coupled with our unwillingness to face the cost of those promises. Some of these promises are highly noble. We have tried to provide decent housing for those in our midst who cannot afford it. With a decent and safe home most people would have the opportunity to seek the education and work that could lift families out of poverty. But effective solutions are very difficult to achieve, and too often we succeed only in creating generations mired in hopeless dependency. We have promised medical care to the poor and the elderly, but the cost of that care runs away from the tax revenues we have dedicated to it. We have promised a safety net, social security, to our elderly, and we did take decisive steps to raise the tax revenue to fund that. But the excess of social security taxes over benefits, which should have built a meaningful trust fund, has been systematically borrowed by the treasury and spent on other current needs. That trust fund consists solely of promises by the federal government which will have to be funded somehow in the future. And then we have quite properly promised our citizens a strong national defense. These are decent and noble promises but they translate to a debt burden whose service requires a large and growing part of what we produce as a nation.

But there is much we are prone to overlook. We forgot in the 80s that the Japanese borrowed heavily from American knowledge and American methods to work their economic miracle. We forget that the freedom of our society, both political and intellectual, draws bright people from all over the world and allows them and our own citizens the opportunity to take risks and reap the rewards. We are a vibrant nation in the forefront of change that is shaping the world. From IMCO's standpoint this means that there are great opportunities for investors.

We tend, at times, to dwell on the problems. USAA, as a citizen of San Antonio and the other great cities in which we have a presence, has confronted these. Hundreds of our employees are mentors in schools. They and others in our company devote their skills and their money to bettering the lives of people in our communities. But while we in the Investment Management Company participate in these endeavors, our attention is focused on the opportunities that abound in the U.S. and other countries. We see, perhaps more clearly than most people, that those opportunities offer great hope to very many people and that great hope offers great opportunity to our investors.

This election is a small step on a long journey.

Sincerely,


Michael J.C. Roth
President and
Vice Chairman of the Board






                        INVESTMENT REVIEW

TEXAS TAX-FREE INCOME FUND

OBJECTIVE: Provide Texas investors with a high level of current interest income that is exempt from federal income taxes.

Types of Investments: Invests primarily in investment grade Texas tax-exempt securities.

__________________________________________________________________________
                                                    3/31/96        9/30/96
__________________________________________________________________________
Net Assets                                     $8.1 Million   $9.5 Million
Net Asset Value Per Share                          $10.45         $10.44
__________________________________________________________________________

Average Annual Total Returns as of 9/30/96
March 31, 1996 to September 30, 1996...........................   4.73% **
1 Year.........................................................   8.56%
Since inception on August 1, 1994..............................   9.23%
** Total returns for periods of less than one year are not annualized. This six-month return is cumulative.
___________________________________________________________________________
30-Day SEC Yield on September 30, 1996                            5.43%*
* Calculated as prescribed by the Securities and Exchange Commission.
___________________________________________________________________________


[A graph is shown here which is a comparison of the change in value of a $10,000 investment for the period of 8/1/94 to 9/30/96, with dividends and capital gains reinvested. The ending values for the items graphed are:

Lehman Brothers Muni. Bond Index      $11,657
USAA Texas Tax-Free Income Fund        12,118  ]


The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform such an index, since funds have expenses.


Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.




                       Message from the Manager

(Photo of Robert R. Pariseau,CFA, Portfolio Manager, appears here)


A Volatile Market

Since March, bond market investors have held passionate feelings towards the future direction of the economy and interest rates. The problem was that investors did not hold a particular feeling very long. Emotions ranged from elation to depression, mixed with numbing confusion. Interest rate trends, either up or down, lasted only weeks. The reason for such vacillation is quite simple. The economy itself has behaved in fits and starts since late last fall.

From March 31, 1996, to September 30, 1996, the 30-year U.S. Treasury bond (the "Long Bond") started at 6.67%, peaked at 7.19% in June and again in July, and then ended the quarter at 6.92%. Municipal bonds outperformed the Long Bond, as the yield on the Bond Buyer 40 Index, which is the industry standard for the yield of long-term, investment-grade municipal bonds, declined slightly during the same period. In volatile periods such as these, how should a single state municipal fund fit into your investment strategy?

Why a State Municipal Fund?

In a growth-oriented portfolio, municipal bonds provide essential diversification and respectable after-tax total return. For investors who focus on income and are in the 28% and higher federal tax brackets, single state funds typically generate higher tax-equivalent yields than fully taxable funds of comparable credit quality.

The table below compares the yield of the USAA Texas Tax-Free Income Fund with a taxable equivalent investment.

  To match the Texas Tax-Free Income Fund's closing 30-Day SEC yield of
5.43% and:
                                      assuming a marginal federal tax rate of:
                                         28%        31%      36%       39.6%
 A fully taxable investment must pay:  7.54%      7.87%    8.48%       8.99%


This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.

Single state funds allow investors to invest close to home where they may be more comfortable with regional economic and fiscal issues. Your fund consists of over 30 different securities all thoroughly researched by experienced credit analysts. Geographic, industry and issuer diversification mitigates the risk of investing in a single state. Proper diversification and credit research are critical, yet daunting tasks for the average investor to achieve on his own with individual bonds.

Although most municipal bonds pay their interest coupons at six-month intervals, mutual funds provide the convenience and efficiency of monthly dividends and automatic reinvestment of nterest and other proceeds. As for liquidity, your money is available sooner than the normal 3-day settlement with individual bonds. Convenient periodic statements and worry-free custodial services are additional benefits.

Each business day the mutual fund is "marked to market" by an independent pricing service to reflect fairly the market value of the fund's assets. USAA has three full-time fixed income traders who monitor the pulse of the bond market. Municipals are not traded in an organized exchange with posted quotes. Instead, each trade is the result of a unique negotiation. When we enter the market to buy or sell, our traders are in contact with dozens of market makers, primary dealers and brokers to obtain the best price. The spread, or markup, is the difference between the bid and the asking price. Effectively, it is the broker's compensation for the trade. Because of its greater buying power, the spread for an institution's $1 million block is much smaller than the individual's order for $25,000 of bonds.

Strategy & Outlook

With no real consensus over the future direction of interest rates, the bond market is prone to volatility as investors react to the latest economic data.
I continue to pursue tax-exempt income and invest in investment-grade quality securities. Secondarily, I will focus on total return. When pursuing tax-exempt income, I will typically buy bonds with 20-year or longer maturities, although their market values are more sensitive to changes in interest rates. I do not buy exotic derivatives, hedge the portfolio with futures, or try to time the market because no one has demonstrated that they can consistently predict the future direction of interest rates.

Your Fund's Performance

Since municipal rates declined slightly during the same period, your Fund's net asset value (NAV) per share, adjusted by the $.196 capital gain paid on May 14th, increased $.19 to $10.44, or 1.8%, since March 31, 1996. The Fund's performance compared favorably to its peer group. While past performance is no guarantee of future results, the Fund's annualized dividend yield(1) for the past six months was 5.56%, as compared to Lipper's Texas Municipal Debt Funds average of 4.94% for the 23 funds in the category.(2) For the same period, the Fund's total return(3) was 4.73%, compared to the Lipper average of 2.96%.

The State of Texas
Texas has experienced net migration unrivaled since the early 1980s. Employment has outpaced the nation's growth in five of the last six years. Commercial real estate is quite firm as low vacancy rates have pushed up rents and even stimulated some new construction. Housing sector growth has decelerated, but from the record levels of the 2nd quarter. Trade with Mexico is now larger than the oil & gas industry while Texas is the nation's #2 exporter behind California. I will continue to monitor the lingering effects of defense cutbacks, the peso devaluation and the drought. Per capita personal income has improved relative to the national average each year since 1989 and reached 91% in 1995 according to Standard & Poor's. Median household income in Texas still ranks 31st, the lowest of populous states except for Florida and North Carolina. I will follow closely the impact of welfare reform upon state and local finances. Our analysts remain cautious in regard to municipal lease obligations that rely on annual appropriations.

(1) Dividend yield is computed by dividing income dividends paid during the previous 6 months by the latest month-end net asset value adjusted for capital gains distributions and annualizing the result.
(2) Lipper Analytical Services is an independent organization that monitors the performance of mutual funds.
(3) Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions.


                           PORTFOLIO RATINGS MIX
                            SEPTEMBER 30, 1996

[A pie chart is shown here depicting the Portfolio Ratings/Mix as of September 30, 1996 for the USAA Texas Tax-Free Income Fund to be:
 AAA - 22%, AA - 28%, A - 9%, BBB - 34%, and Cash Equivalents -7%.]


This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group or Fitch Investors Service.

Note: Income may be subject to federal, state or local taxes, or the alternative minimum tax.

See page 15 for a complete listing of the Portfolio of Investments in Securities.




                              Investment Review

TEXAS TAX-FREE MONEY MARKET FUND

OBJECTIVE: Provide Texas investors with a high level of current interest income that is exempt from federal income taxes, while preserving capital and maintaining liquidity.

Types Of Investments: High quality Texas tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

____________________________________________________________________________
                                                    3/31/96       9/30/96
Net Assets                                        $4.7 Million   $5.3 Million
Net Asset Value Per Share                           $1.00         $1.00
_____________________________________________________________________________
Average Annual Total Returns as of 9/30/96
March 31, 1996 to September 30, 1996                              1.61%**
1 Year                                                            3.31%
Since inception on August 1, 1994                                 3.32%
** Total returns for periods of less than one year are not annualized. This six-month return is cumulative.
_____________________________________________________________________________
7-Day Simple Yield on September 30, 1996                          3.47%
_____________________________________________________________________________


[A graph is shown here comparing the 7-day yield of the USAA Texas Tax-Free
 Money Market Fund and the IBC/Donoghue's State Specific SB & GP (Tax-Free) from 9/95 to 9/96. The vertical axis shows the yield and the horizontal axis shows the time period. The ending value, on 9/30/96, for the USAA Texas Tax-Free Money Market Fund is 3.47% and the ending value for the IBC Donoghue's State Specific SB & GP (Tax-Free) is 3.09%.]




Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. The graph tracks the Fund's 7-day simple yield against IBC/Donoghue's State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds, an average of all major money market fund yields.


                       MESSAGE FROM THE MANAGER


(A photo of John C. Bonnell, CFA, Portfolio Manager, appears here)

INTEREST RATES
When 1996 began, interest rates were falling. The Federal Reserve (Fed) lowered the Federal Funds rate (the rate banks charge other banks for overnight loans) by .25% at the end of January. This move proved to be the only action taken so far this year by the Fed. Not long after the Fed's action, however, economic indicators and statistics came out reflecting much stronger growth than expected, sending short-term interest rates higher. With investors trying to anticipate interest rate actions by the Fed and reacting to each economic indicator released, short-term interest rates remained very volatile throughout 1996. Many investors were caught off guard after expecting the Fed to raise the rate .25% to .50% following their September 24th meeting. When the Fed left the Federal Funds rate unchanged, market interest rates fell significantly. Clearly, the true magnitude of economic growth taking place remains elusive. This illustrates why we do not forecast interest rates. It is difficult, if not impossible, for anyone to consistently predict future interest rate movements. Your money market fund strives to meet its objective in any prevailing interest rate environment.


STRATEGY
Your Fund's success stems from two major advantages. First is the expense ratio. Your Fund's expense ratio was .50%, net of reimbursements, versus an industry average of .63%.* The lower a fund's expense ratio (everything else being equal), the higher the potential return is to you. The second major advantage your fund has is the quality of research provided by our internal research department. Our credit research team, which includes four full-time money market analysts, not only pores over financial statements, but also interrogates the appropriate individuals (often including on-site tours/visits) responsible for repayment of the debt we are considering purchasing for the portfolio. This type of analysis helps avoid problems such as the Orange County, California, bankruptcy and helps us identify opportunities to enhance performance without taking risks inappropriate for a money market fund. Credit quality and preservation of capital remain top priorities of the Fund.

Our conservative approach to managing the Fund includes strict limits we place on the portfolio regarding diversification. These limits go beyond the rules governing money market funds set forth by the Securities and Exchange Commission (SEC) which are intended to protect the safety and quality of money market funds.

* Source: IBC/Donoghue's State Specific SB & GP (Tax-Free)


[A graph is here showing the growth of $10,000 from 8/1/94 to 9/30/96, invested in the USAA Texas Tax-Free Money Market Fund. The vertical axis shows the dollar amount and the horizontal axis shows the time period. The ending value is $10,736.]


PERFORMANCE
While past performance is no guarantee of future results, for the 12 months ending 9/30/96 your fund ranked 13 out of 144 state specific Tax-Exempt Money Market Funds according to IBC/Donoghue, Inc. with a yield of 3.29%. The average for the category over the same time period was 2.98%.

TEXAS
Texas continues its seventh year of economic expansion and many expect growth to continue, albeit at a slower rate, through the end of the century. Although Texas has long been identified with the oil and gas industry, the economy has become increasingly diversified. Industries experiencing strong growth include high technology, healthcare, construction, and petrochemicals. Of particular significance to tax-exempt investors are the ongoing discussions looking at ways to provide property tax relief to homeowners. This is an issue we will monitor closely. Any legislative action could have sweeping effects on the attractiveness and valuations of Texas municipal bonds and notes. We continue to analyze each security on a case by case basis and remain very selective when investing fund assets.

An investment in any money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

See page 18 for a complete listing of the Portfolio of Investments of Securities.



STATEMENTS OF ASSETS AND LIABILITIES
(In Thousands)

September 30, 1996
(Unaudited)

                                                                Texas            Texas
                                                               Tax-Free      Tax-Free Money
                                                              Income Fund     Market Fund
                                                             ------------    -------------
Assets
    Investments in securities, at market value
      (identified cost of $9,418 and $5,179, respectively)     $ 9,804        $ 5,179
    Cash                                                            63             78
    Receivables:
       Capital shares sold                                           1             10
       Interest                                                    113             30
       Securities sold                                             874              -
                                                                -------        -------
         Total assets                                           10,855          5,297
                                                                -------        -------
Liabilities
    Securities purchased                                         1,355              -
    Capital shares redeemed                                         -               6
    Accounts payable and accrued expenses                            4              4
    Dividends on capital shares                                      7              6
                                                                -------        --------
         Total liabilities                                       1,366             16
                                                                -------        --------
           Net assets applicable to capital shares outstanding  $9,489        $ 5,281
                                                                =======       =========
Represented by:
    Paid-in capital                                            $ 9,074        $ 5,281
    Accumulated net realized gain on investments                    29             -
    Net unrealized appreciation of investments                     386             -
                                                                -------         -------
           Net assets applicable to capital shares outstanding $ 9,489         $5,281
                                                                =======        ========
    Capital shares outstanding, unlimited number of shares
          authorized, $.001 par value                              909          5,281
                                                                =======        ========
    Net asset value, redemption price, and offering price
    per share                                                  $ 10.44          $1.00
                                                                =======        =======

See accompanying notes to financial statements.





Categories & Definitions
Portfolios of Investments in Securities

September 30, 1996
(Unaudited)

Fixed Rate Instruments - consist of municipal bonds, notes, and commercial paper. The coupon rate is constant to maturity. Prior to maturity, the price of a fixed-rate instrument generally varies inversely to the movement of interest rates. At maturity, the security pays face value.

Put Bonds - provide the right to tender, or put, the bond for redemption at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date. Between tender dates, the price of a put bond generally varies inversely to the movement of interest rates.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to demand, or put, the security for redemption at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity is equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) - adds the financial strength of the provider to support the underlying obligor's debt service obligations and/or the put option. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the credit enhancement.








Texas Tax-Free Income Fund
Portfolio of Investments in Securities
(In Thousands)

September 30, 1996
(Unaudited)



 Principal                                              Coupon        Final       Market
  Amount            Security                             Rate       Maturity       Value
  ------            --------                            ------     ---------     -------

              Fixed Rate Instruments (95.9%)
             Texas (91.9%)

$   200      Austin Community College District RB,
                Series 1995 (CRE)                       6.10 %      2/01/15       $ 206
    250      Bexar Metropolitan Water District RB,
                Series 1995 (CRE)                       5.88        5/01/22         253
    400      Canadian River Municipal Water Auth. RB,
                Series 1996 (CRE)                       5.88        2/15/16         403
  1,000      Cedar Hill ISD RB, Series 1996 (CRE)       6.30(a)     8/15/15         322
    150      Coastal Water Auth. Contract RB,
                Series 1995 (CRE)                       5.95       12/15/25         148
    200      Department of Housing and Community
                Affairs RB, Series 1991A                6.95        7/01/23         209
    300      Guadalupe-Blanco River Auth. IDC RB,
                Series 1982A                            6.35        7/01/22         315
    300      Harlingen Higher Education Facilities
                Corp. RB,  Series 1995                  6.38        8/15/15         291
             Harris County Health Facilities RB,
    200         Series 1991A                            6.75        2/15/21         213
    150         Series 1992                             7.13        6/01/15         161
    275         Series 1995                             5.50       10/01/13         267
    400      Harris County IDC RB, Series 1992          6.95        2/01/22         423
    100      Health Facilities Development Corp. RB,
                Series 1993B (CRE)                      6.38        8/15/23         105
     75      Housing Agency Single-Family Mortgage
                RB, Series 1991A                        7.15        9/01/12          79
    150      Houston Water and Sewer System RB,
                Series 1992B                            6.38       12/01/14         157
  1,000      Keller ISD RB, Series 1996A (CRE)          5.91(a)     8/15/21         233
    300      Lower Neches Valley Auth. IDC PCRB         5.65        2/01/29         289
    400      Matagorda County Navigation District PCRB,
                Series 1993                             6.00        7/01/28         401
  1,400      Mesquite Health Facilities Development
                Corp. RB, Series 1996A                  6.40        2/15/20       1,370(c)
    300      North Central Texas Health Facilities
                Development Corp. RB, Series 1993       5.90        6/01/21         294
    400      Northeast Hospital Auth. RB, Series 1993B  7.25        7/01/22         428
    800      Orange County Navigation and Port District
                IDC RB, Series 1996                     6.38        2/01/17         833
             Pantego GO,
     60         Series 1994                             7.75        2/15/14          65
     65         Series 1994                             7.75        2/15/15          71
    150      Sabine River Auth. PCRB, Series 1992 (CRE) 6.55       10/01/22         160
    200      San Antonio Electric and Gas RB,
                Series 1989                             6.50        2/01/12         208
    150      Tarrant County Health Facilities
                Development Corp. RB, Series 1994       6.00        9/01/24         147
    150      Turnpike Auth. Dallas North Tollway RB,
                Series 1994 (CRE)                       6.75        1/01/15         164
    290      Tyler Health Facilities Development
                Corp. RB, Series 1993B                  6.63       11/01/11         288
    200      Water Development Board GO, Series 1994    7.00        8/01/20         222

                Puerto Rico (4.0%)
    400      Electric Power Auth. RB, Series X          5.50        7/01/25         379
                Total fixed rate instruments                                       -----
                (cost: $8,718)                                                    9,104
                                                                                  ------

                    Variable Rate Demand Notes (7.4%)

             Texas
    300      Nueces River Auth. PCRB, Series 1985 (CRE) 4.05       12/01/99        300
    400      Port Arthur Navigation District IDC PCRB,
                Series 1985 (CRE)                       4.10        5/01/03        400
             Total variable rate demand notes                                   ---------
                (cost: $700)                                                       700
                                                                                ---------
                Total investments (cost: $9,418)                               $ 9,804
                                                                                =========


                     Portfolio Summary By Industry
                    -----------------------------

                Hospitals                        20.1%
                Nursing Care                     14.4
                Electric Power                   12.1
                General Obligations               9.6
                Conglomerates                     8.8
                Oil - International               7.3
                Water Utilities                   6.9
                Education                         5.2
                Leasing                           4.5
                Chemicals                         3.3
                Aluminum                          3.2
                Water/Sewer                       3.2
                Single-Family Housing             3.0
                Toll Roads                        1.7
                                               --------
                Total                           103.3%
                                                ======







Texas Tax-Free Money Market Fund
Portfolio of Investments in Securities
(In Thousands)

September 30, 1996
(Unaudited)




 Principal                                             Coupon         Final
   Amount          Security                             Rate        Maturity       Value
 ---------         --------                           --------      ---------     -------
                  Variable Rate Demand Notes (77.1%)
             Texas
$  100       Amarillo Health Facilities Corp. RB,
               Series 1985 (CRE)                        4.05 %      5/31/25        $ 100
   200       Arlington IDC RB, Series 1985 (CRE)        4.13       10/01/20          200
   200       Austin Higher Education Auth. RB,
               Series 1995 (CRE)                        3.90        8/01/19          200
   100       Bexar County Health Facilities RB,
               Series 1985B (CRE)                       3.80        3/01/12          100
   100       Desoto IDA RB, Series 1989 (CRE)           3.90       12/01/16          100
   100       Euless IDA RB, Series 1985 (CRE)           3.90       12/01/15          100
   200       Gulf Coast IDA RB, Series 1989 (CRE)       3.90       11/01/19          200
   200       Gulf Coast Waste PCRB, Series 1994         3.85        4/01/13          200
   100       Hunt County IDC RB, Series 1987 (CRE)      3.85       10/01/02          100
   200       Lubbock Health Facilities Development
                Corp. RB, Series 1992 (CRE)             3.85       10/01/13          200
   100       Maverick County IDC RB, Series 1991
                (CRE)                                   3.90       12/01/01          100
   200       Metropolitan Higher Education Auth. RB,
                Series 1984 (CRE)                       4.10       12/01/04          200
   250       North Central Texas Health Facilities
                Development Corp. RB, Series 1989 (CRE) 3.90      12/01/98           250
   100       Nueces River Auth. PCRB, Series 1985 (CRE) 4.05      12/01/99           100
   200       Port Arthur Navigation District IDC PCRB,
                Series 1985 (CRE)                       4.10       5/01/03           200
             Port Development Corp. RB,
   200          Series 1984 (CRE)                       4.05      12/01/04           200
   200          Series 1989 (CRE)                       3.80       1/15/14           200
             Tarrant County Housing Finance Corp. MFH
   120          RB, Series 1985 (CRE)                   3.90      12/01/25           120
   400          Series 1994 (CRE)                       4.10      11/01/07           400
   700       Travis County Housing Finance Corp. MFH RB,
                Series 1985 (CRE)                       4.00      12/01/07           700
   100       Trinity River IDA RB, Series 1994 (CRE)    3.93      11/01/14           100
             Total variable rate demand notes                                     -------
                (cost: $4,070)                                                     4,070
                                                                                  -------
                     Fixed Rate Instruments (21.0%)
             Texas
   145       Association of School Boards TAN,
                Series 1996A (CRE)                      4.75       8/29/97           146
   100       Fort Bend ISD Refunding GO, Series 1993
                (CRE)                                   3.90       2/15/97           100
   175       Harris County Flood Control District
                Refunding Bonds, Series 1991            5.60      10/01/97           178
   150       Maple Run at Austin RB, Series 1986 (CRE)  8.25      11/15/05(b)        153
   100       Marshall ISD GO, Series 1986 (CRE)         6.75       2/15/04(b)        101
   100       Public Finance Auth. GO CP Notes           3.55      10/08/96           100
   100       San Antonio Water Systems CP,
                Series 1995                             3.60      10/29/96           100
   225       Water Development Refunding RB,
                Series 1986B                            7.10       8/01/97           231
                                                                                  -------
             Total fixed rate instruments (cost: $1,109)                           1,109
                                                                                  -------
                Total investments (cost: $5,179)                                $  5,179
                                                                                =========

                   Portfolio Summary By Industry
                   ------------------------------
            Multi-Family Housing                  23.1%
            Education                             10.3
            Escrowed Securities                    9.2
            Oil - International                    7.6
            Ports/Wharfs                           7.6
            General Obligations                    7.2
            Nursing Care                           4.7
            Chemicals                              3.8
            Hospitals                              3.8
            Publishing/Newspapers                  3.8
            Aluminum                               1.9
            Building Materials                     1.9
            Healthcare - Miscellaneous             1.9
            Hotel/Motel                            1.9
            Machinery - Diversified                1.9
            Oil Well Equipment & Service           1.9
            Retail - Specialty                     1.9
            Retirement Homes                       1.9
            Water/Sewer                            1.8
                                               --------
            Total                                 98.1%
                                               ========






Notes to Portfolios of Investments in Securities
(In Thousands)

September 30, 1996
(Unaudited)



General Notes

Values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Portfolio Description Abbreviations

       CP     Commercial Paper
      CRE     Credit Enhanced
       GO     General Obligation
      IDA     Industrial Development Authority/Agency
      IDC     Industrial Development Corporation
      ISD     Independent School District
      MFH     Multi-Family Housing
     PCRB     Pollution Control Revenue Bond
       RB     Revenue Bond
      TAN     Tax Anticipation Notes


Specific Notes

(a) Zero Coupon security. Rate represents the effective yield at date of purchase.

(b)  Prerefunded to various dates prior to maturity at the call price.


(c) At September 30, 1996, the cost of securities purchased on a delayed delivery basis for the Texas Tax-Free Income Fund was $1,351.


See accompanying notes to financial statements.













Statements of Operations
(In Thousands)

Six-month period ended September 30, 1996
(Unaudited)

                                                    Texas        Texas
                                                  Tax-Free    Tax-Free Money
                                                Income Fund    Market Fund
                                                 ---------    --------------
Net investment income:
     Interest income                              $  269          $  91
                                                    ----          ------
     Expenses:
          Management fees                             22             12
          Transfer agent's fees                        5              3
          Custodian's fees                            21             16
          Postage                                      1              -
          Shareholder reporting fees                   1              1
          Trustees' fees                               4              4
          Registration fees                            1              -
          Audit fees                                   4              4
          Legal fees                                   3              4
          Other                                        1              1
                                                   ------           -----
            Total expenses before reimbursement       63             45
          Expenses reimbursed                        (41)           (33)
                                                   ------           -----
            Total expenses after reimbursement        22             12
                                                   ------           -----
                Net investment income                247             79
                                                   ------           -----
Net realized and unrealized gain on investments:
          Net realized gain                           29              -
          Change in net unrealized appreciation/
          depreciation                               147              -
                                                   ------           -----
                Net realized and unrealized gain     176              -
                                                  -------           -----
Increase in net assets resulting from operations  $  423         $   79
                                                  =======           =====

See accompanying notes to financial statements.




Statements of Changes in Net Assets
(In Thousands)

Six-month period ended September 30, 1996 and Year ended March 31, 1996 (Unaudited)


                                                         Texas               Texas
                                                       Tax-Free         Tax-Free Money
                                                     Income Fund           Market Fund
                                                    ------------        ---------------

                                                 9/30/96   3/31/96       9/30/96     3/31/96
                                                --------   -------       -------     -------
From operations:
  Net investment income                          $  247    $  394        $    79    $    155
  Net realized gain on investments                   29       255              -          -
  Change in net unrealized appreciation/
     depreciation of investments                    147       (37)             -          -
                                                  ------     ------           ----      -----
     Increase in net assets resulting from
        operations                                  423       612             79         155
                                                  ------     ------           ----      -----
Distributions to shareholders from:
     Net investment income                         (247)     (394)           (79)       (155)
                                                  ------    --------         ------     -----
     Net realized gains                            (160)      (85)             -          -
                                                 -------     -------         ------     -----
From capital share transactions:
     Proceeds from shares sold                     1,774    6,568          2,539       3,978
     Shares issued for dividends reinvested          346      412             39         123
     Cost of shares redeemed                        (700)  (5,506)        (1,992)     (3,287)
                                                 --------  ---------     ---------    --------
          Increase in net assets from
            capital share transactions             1,420    1,474            586         814
                                                 --------  ---------     ---------    --------
Net increase in net assets                         1,436    1,607            586         814
Net assets:
     Beginning of period                           8,053    6,446          4,695       3,881
                                                 --------   --------     ---------    -------
     End of period                               $ 9,489   $8,053        $ 5,281     $ 4,695
                                                 ========  =========     =========   ========
Change in shares outstanding:
     Shares sold                                    172      621           2,539      3,978
     Shares issued for dividends reinvested          34       39              39        123
     Shares redeemed                                (68)    (520)         (1,992)    (3,287)
                                                  -------   ------       ---------   --------
        Increase in shares outstanding              138      140             586        814
                                                  =======   ======        ========    =======

See accompanying notes to financial statements.





Notes to Financial Statements


September 30, 1996
(Unaudited)


(1)  Summary of Significant Accounting Policies

USAA State Tax-Free Trust (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Delaware business trust consisting of four separate funds. The information presented in this semiannual report pertains only to the Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund
(the Funds). The Funds have a common objective of providing Texas investors with a high level of current interest income that is exempt from federal income taxes. The Texas Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the Texas Tax-Free Income Fund are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, all securities in the Texas Tax-Free Money Market Fund are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized.
Any ordinary income related to market discounts is recognized upon disposition of the bonds. The Funds concentrate their investments in Texas municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)  Lines of Credit

The Funds participate with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 14, 1997, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, each Fund may borrow up to a maximum of 15% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Funds had no borrowings under either of these agreements during the six-month period ended September 30, 1996.

(3)  Distributions

Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at September 30, 1996. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4)  Investment Transactions

Purchases and sales/maturities of securities, excluding short-term securities, for the six-month period ended September 30, 1996 for the Texas Tax-Free Income Fund were $5,649,084 and $4,115,430, respectively. Purchases and sales/maturities of securities for the six-month period ended September 30, 1996 for the Texas Tax-Free Money Market Fund were $6,225,696 and $5,645,000, respectively.

Gross unrealized appreciation and depreciation of investments at September 30, 1996 for the Texas Tax-Free Income Fund was $391,019 and $5,007, respectively.

(5)  Transactions with Manager

A. Management fees - The investment policies of the Funds and the management of the Funds' portfolios is carried out by USAA Investment Management Company (the Manager). Management fees are computed as a percentage of aggregate average net assets (ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50,000,000, .40% of that portion over $50,000,000 but not over $100,000,000, and .30% of that portion over $100,000,000. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Trust. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Trust has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The agreement provides that the Manager will receive no fee or other remuneration for such services.

(6)  Transactions with Affiliates

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At September 30, 1996, the Association and its affiliates owned 2,194,890 shares (41.6%) of the Texas Tax-Free Money Market Fund.



Notes to Financial Statements (continued)
Texas Tax-Free Income Fund


September 30, 1996
(Unaudited)


(7) Financial Highlights

Per share operating performance for a share outstanding throughout each period is as follows:



                            Six-Month
                          Period Ended
                         September 30,          Year Ended March 31,
                                                --------------------
                              1996              1996         1995**
                              -----            ------        ------


Net asset value at
   beginning of period     $ 10.45           $ 10.21          $ 10.00
Net investment income          .29               .58              .34
Net realized and
   unrealized gain             .19               .36              .21
Distributions from net
   investment income          (.29)             (.58)            (.34)
Distributions of realized
   capital gains              (.20)             (.12)               -
                            --------          --------        ---------
Net asset value at
   end of period           $ 10.44           $ 10.45          $ 10.21
                            ========          ========        =========
Total return (%) *            4.73              9.42             5.75
Net assets at end
   of period ($000)        $ 9,489           $ 8,053          $ 6,446
Ratio of expenses to
   average net assets (%)      .50(a)(b)         .50(a)           .50(a)(b)
Ratio of net investment
   income to average
   net assets (%)             5.64(a)(b)        5.51(a)          5.56(a)(b)
Portfolio turnover (%)       48.67             71.14            49.63



(a) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements the Fund's ratios would have been:

Ratio of expenses to
     average net assets (%)   1.44(b)          1.66             2.40(b)
Ratio of net investment
     income to average
     net assets (%)           4.70 (b)         4.35             3.66(b)

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  * Assumes reinvestment of all dividend income and capital gains distributions during the period.
 **  Fund commenced operations August 1, 1994.



Notes to Financial Statements (continued)
Texas Tax-Free Money Market Fund

September 30, 1996
(Unaudited)

(7) Financial Highlights (continued)

Per share operating performance for a share outstanding throughout each period is as follows:



                            Six-Month
                          Period Ended
                         September 30,        Year Ended March 31,
                                              --------------------
                              1996             1996         1995**
                              -----           ------        ------



Net asset value at
   beginning of period     $ 1.00             $  1.00          $ 1.00
Net investment income         .02                 .03             .02
Distributions from net
   investment income         (.02)               (.03)           (.02)
                           -------            --------         --------
Net asset value at
   end of period           $ 1.00             $  1.00          $ 1.00
                           =======            ========         =======
Total return (%) *           1.61                3.49            2.09
Net assets at end
   of period ($000)        $5,281             $ 4,695          $3,881
Ratio of expenses to
   average net assets (%)     .50(a)(b)           .50(a)          .50(a)(b)
Ratio of net investment
   income to average
   net assets (%)            3.19(a)(b)          3.42(a)         3.18(a)(b)

(a) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements the Fund's ratios would have been:

Ratio of expenses to
   average net assets (%)    1.85(b)             2.02            2.63(b)
Ratio of net investment
   income to average
   net assets (%)            1.84(b)             1.90            1.05(b)

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
    * Assumes reinvestment of all dividend income distributions during the period.
   ** Fund commenced operations August 1, 1994.